     As filed with the Securities and Exchange Commission on July 8, 1997

                                                Registration No. 333-___________

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         -------------------------------



                                    8X8, INC.

             (Exact name of registrant as specified in its charter)


                 Delaware                                77-0142404
      -------------------------------              ----------------------
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)               Identification Number)


                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                         -------------------------------
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         -------------------------------

                             1992 STOCK OPTION PLAN
                                 1996 STOCK PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            1996 DIRECTOR OPTION PLAN
                            (Full title of the plans)

                         -------------------------------

                                Sandra L. Abbott
                             Chief Financial Officer
                                    8x8, Inc.
                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                                 (408) 727-1885
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                         -------------------------------

                                    Copy to:

                                Brett Byers, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304


--------------------------------------------------------------------------------


                                                     CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                                        Proposed        Proposed
                                                                         Maximum        Maximum
                                                   Amount               Offering       Aggregate        Amount of
                       Title of Securities          to be                 Price         Offering      Registration
                        to be Registered         Registered             Per Share        Price             Fee
-------------------------------------------------------------------------------------------------------------------

Common Stock (par value $0.001 per share)
to be issued upon exercise of options granted
under the 1992 Stock Option Plan                 2,000,000             $6.50(1)        $13,000,000        $3,939.39
-------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per share)
to be issued upon exercise of options granted
under the 1996 Stock Plan                        1,500,000             $6.50(1)        $ 9,750,000        $2,954.55
-------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per share)
to be issued pursuant to the 1996 Employee
Stock Purchase Plan                                500.00              $5.53(2)        $ 2,765,000        $  837.88
-------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.001 per share)
to be issued upon exercise of options granted
under the 1996 Director Option Plan               150,000              $6.50(1)        $   975,000        $  295.45
-------------------------------------------------------------------------------------------------------------------
            Total                                                                      $26,490,000        $8,027.27
===================================================================================================================



(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee, based on the opening price as reported by The Nasdaq Stock Market on July 2, 1997.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee, based on 85% of the opening price as reported by The Nasdaq Stock Market on July 2, 1997.

                                    8X8, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

         ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant:

         1. The Company's Registration Statement on Form S-1 (File No. 333-15627), as amended (the "REGISTRATION STATEMENT"), filed pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), relating to the Company's initial public offering of its Common Stock.

         2. The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-21783) pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.


         All documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which de-registers all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

         The 8x8, Inc. documents incorporated by reference herein contain forward-looking statements that involve risks and uncertainties. 8x8, Inc.'s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, the risks identified in the respective documents incorporated by reference.

ITEM     4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM     5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The validity of the issuance of shares of Common Stock offered hereby will be passed upon for the Registrant by Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR"), Palo Alto, California. Certain members of WSGR, or investment partnerships of which such persons are partners, beneficially own an aggregate of 4,550 shares of the Registrant's Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article 9 of the Company's Restated Certificate of Incorporation and Article 6.1 of the Bylaws of the Company provide for indemnification of certain agents to the maximum extent permitted by the Delaware General Corporation Law. Persons covered by these indemnification provisions include current and former directors, officers, employees and other agents of the Company, as well as persons who serve at the request of the Company as directors, officers, employees or agents of another enterprise. In addition, the Company has entered into agreements with its officers and directors which require the Company to indemnify its officers and directors to the maximum extent permitted under Delaware law.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.  EXHIBITS.


Exhibit
Number
------

5.1      Opinion of Wilson Sonsini Goodrich & Rosati

10.1*    1992 Stock Option Plan and form of Stock Option Agreement thereunder

10.2*    1996 Stock Plan and form of Stock Option Agreement thereunder

10.3* 1996 Employee Stock Purchase Plan and form of Subscription Agreement thereunder

10.4*    1996 Director Option Plan and form of Stock Option Agreement thereunder

23.1     Consent of Price Waterhouse LLP, independent accountants

23.2     Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1)

24.1     Power of Attorney (see page II-4)


-----------------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-15627), which was declared effective by the Commission on July 1, 1997.

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Santa Clara, State of California, on July 8, 1997.

                               8X8, INC.

                               By:  /s/ Sandra L. Abbott
                               -----------------------------------------------
                                     Sandra L. Abbott, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




                SIGNATURE                               TITLE                                  DATE
-------------------------------------------   ------------------------------------------   ----------------

*/s/ Joe Parkinson                            Chairman of the Board and Chief              July 8, 1997
------------------------------------------
                           Joe Parkinson      Executive Officer (Principal Executive
                                              Officer)


/s/ Sandra L. Abbott                          Chief Financial Officer and Vice             July 8, 1997
------------------------------------------
                         Sandra L. Abbott     President, Finance  (Principal
                                              Financial and Accounting Officer)


*/s/ Y.W. Sing                                Vice Chairman of the Board                   July 8, 1997
------------------------------------------
                             Y.W. Sing


*/s/ Keith Barraclough                        President, Chief Operating Officer and       July 8, 1997
------------------------------------------
                         Keith Barraclough    Director


*/s/ Paul Voois                               Executive Vice President and Director        July 8, 1997
------------------------------------------
                            Paul Voois


*/s/ Dick Chang                               Director                                     July 8, 1997
                            Dick Chang


*/s/ Bernd Girod                              Director                                     July 8, 1997
                            Bernd Girod


*/s/ Akifumi Goto                             Director                                     July 8, 1997
                           Akifumi Goto


*/s/ William Tai                              Director                                     July 8, 1997
                            William Tai


*/s/ Samuel Wang                              Director and Vice President, Process         July 8, 1997
------------------------------------------
                            Samuel Wang       Technology


*By:  /s/ Sandra L. Abbott                                                                 July 8, 1997
      ------------------------------------
                         Sandra L. Abbott,
                         Attorney-In-Fact


                                INDEX TO EXHIBITS


Exhibit
Number                  Description
------                  -----------

5.1                     Opinion of Wilson Sonsini Goodrich & Rosati

10.1*                   1992 Stock Option Plan and Form of Stock Option Agreement thereunder

10.2*                   1996 Stock Plan and Form of Stock Option Agreement thereunder

10.3*                   1996 Employee Stock Purchase Plan and Form of Subscription Agreement thereunder

10.4*                   1996 Director Option Plan


23.1                    Consent of Price Waterhouse LLP, Independent Accountants

23.2                    Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1)

24.1                    Power of Attorney (see page II-4)


------------------------------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-15627), which was declared effective by the Commission on July 1, 1997.